Exhibit 21.1

MACK-CALI REALTY, L.P.

Subsidiary	State of Incorporation or Organization
1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
1 JEFFERSON REALTY L.L.C.	NJ
1 INDEPENDENCE SPE LLC	DE
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 PARAGON REALTY L.L.C.	DE
2 TWOSOME REALTY L.L.C.	NJ
2 INDEPENDENCE SPE LLC	DE
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
3 BECKER SPE LLC	DE
4 GATEHALL REALTY L.L.C.	NJ
4 PARAGON REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
4 BECKER SPE LLC	DE
4 SYLVAN SPE LLC	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5 BECKER SPE LLC	DE
5 INDEPENDENCE SPE LLC	DE
5/6 SKYLINE REALTY L.L.C.	NY
6 BECKER SPE LLC	DE
6 PARSIPPANY L.L.C.	NJ
9 CAMPUS REALTY L.L.C.	NJ
10 INDEPENDENCE SPE LLC	DE
10 SYLVAN SPE LLC	DE
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY L.L.C.	DE
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
20 WATERVIEW SPE LLC	DE
25 COMMERCE REALTY, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ
51 CHUBB SPE LLC	DE
55 CORPORATE REALTY L.L.C.	DE
75 LIVINGSTON SPE LLC	DE
78/PINSON PARTNERS L.L.C.	NJ
85 LIVINGSTON SPE LLC	DE
97 FORSTER REALTY L.L.C.	NJ
100 KIMBALL REALTY L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
102 EXECUTIVE REALTY L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
120 PASSAIC STREET L.L.C.	NJ
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
210 CLAY SPE LLC	DE
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
232 STRAWBRIDGE REALTY L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1280 WALL SPE LLC	DE
1507 LANCER REALTY L.L.C.	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ
A-B OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP	DE
AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
C-D OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP	DE
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CAMPUS CONSERVATION AND MANAGEMENT, INC.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GALE SLG NJ GP LLC	DE
GALE SLG NJ MEZZ LLC	DE

Subsidiary	State of Incorporation or Organization
GALE SLG NJ OPERATING PARTNERSHIP, L.P.	DE
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
K US REALTY HOLDING L.L.C.	DE
KEMBLE PLAZA II REALTY L.L.C.	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 2 SOUTH GOLD L.L.C.	NJ
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C 125 BROAD A L.L.C.	DE
M-C 125 BROAD C L.L.C.	DE
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C CONSTRUCTION SERVICES L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C HUDSON STREET LLC	NJ
M-C JEFFERSON L.L.C.	DE
M-C KIMBALL, LLC	DE
M-C LENOLA REALTY L.L.C.	NJ
M-C METROPOLITAN REALTY L.L.C.	NJ
M-C NEWARK L.L.C.	DE
M-C PENN MANAGEMENT TRUST	MD
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C ROSETREE REALTY ASSOCIATES L.P.	PA
M-C TRANSIT, LLC	DE
M-C VREELAND, LLC	DE
M-C WASHINGTON STREET L.L.C.	DE
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY, L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI BUSINESS CAMPUS ASSOCIATION, INC.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI FREEHOLD L.L.C.	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI HOLMDEL L.L.C.	DE

Subsidiary	State of Incorporation or Organization
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRANSIT VILLAGE LLC	DE
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MACK-GREEN-GALE L.L.C.	DE
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MC 55 CORPORATE MANAGER L.L.C.	DE
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MONUMENT 150 REALTY L.L.C.	DE
MONUMENT HOLDING L.L.C.	DE
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
OFFICE ASSOCIATES L.L.C.	NJ
ONE GRANDE SPE L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
PALLADIUM REALTY L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON JUNCTION METRO OFFICE CENTER ASSOCIATES, INC.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ

Subsidiary	State of Incorporation or Organization
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SIXTEENTH SPRINGHILL LAKES ASSOCIATES L.L.C.	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TENTH SPRINGHILL LAKE ASSOCIATES, LLC	DE
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE INVESTMENT SERVICES COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDINGS L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY